UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                 July 3, 2006 (Date of earliest event reported)

                                 MAGNETEK, INC.

             (Exact Name of Registrant as Specified in its Charter)



            DELAWARE                 1-10233                 95-3917584
 (State or Other Jurisdiction      (Commission             (IRS Employer
        of Incorporation)          File Number)          Identification No.)


                                8966 Mason Avenue
                              Chatsworth, CA 91311
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (310) 689-1610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 3.01 - Notice of Failure to Satisfy a Continued Listing Rule or Standard.

See Press Release dated September 18, 2006 titled "New York Stock Exchange Accepts Magnetek's Continued Listing Plan," attached as Exhibit 99.1 to this Current Report.



EXHIBIT
NUMBER     DESCRIPTION

99.1 Magnetek, Inc. Press Release dated September 18, 2006 titled "New York Stock Exchange Accepts Magnetek's Continued Listing Plan."

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MAGNETEK, INC.





                                           By: /s/ David Reiland
                                               --------------------------
                                               David Reiland
                                               Executive Vice President &
                                               Chief Financial Officer
September 18, 2006

                                  EXHIBIT INDEX


EXHIBIT
NUMBER     DESCRIPTION

99.1 Magnetek, Inc. Press Release dated September 18, 2006 titled "New York Stock Exchange Accepts Magnetek's Continued Listing Plan."